UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) November 9, 2005



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



             STATE OF DELAWARE                  1-143           38-0572515
             -----------------                  -----           ----------
         (State or other jurisdiction of     (Commission     (I.R.S. Employer
         Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                  48265-3000
      -----------------------------------------                  ----------
      (Address of Principal Executive Offices)                   (Zip Code)




        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS

GM has been conducting an internal review of credits received from suppliers and the appropriateness of its accounting treatment for them during the years 2000-2005. This issue is one of the matters that is also being investigated by the SEC as previously reported by GM.

The review of supplier credits is ongoing and GM has not reached final conclusions about this matter. However, the review to date indicates that GM erroneously recognized some supplier credits as income in the year in which they were received rather than in the future periods to which they were attributable. Based on the information to date, GM currently estimates that its net income from continuing operations for 2001 was overstated by approximately $300 million to $400 million (or about 25% to 35%) due to this error. Accordingly, although the final restatement amounts have not yet been determined, GM has determined to restate its financial statements for 2001, and the restatement is expected to be material to the financial statements previously reported for that year. GM will also restate financial statements for periods subsequent to 2001 that may be affected by the erroneous accounting. However, the effect of any such restatement in subsequent periods is expected to be immaterial to those financial statements.

GM anticipates that it will complete the review referred to above and take any appropriate action to correct previously reported financial statements prior to the filing of its annual report on Form 10-K for 2005. On November 8, 2005, the Audit Committee of the Board of Directors concluded that, due to the likelihood of a material restatement of GM's financial statements with respect to 2001, investors should no longer rely on GM's previously filed financial statements for that year, nor the related auditors'reports thereon.

The Audit Committee of the Board of Directors of GM has discussed this matter with its independent registered public accounting firm, Deloitte & Touche LLP.



                                      # # #



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)

Date:  November 9, 2005              By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)